Exhibit 1.1

2,700,000 Preferred Securities

S.Y. Bancorp Capital Trust II

      % Cumulative Trust Preferred Securities

(Liquidation Amount of $10 per Preferred Security)

UNDERWRITING AGREEMENT

                      , 2008

J.J.B. HILLIARD, W.L. LYONS, LLC

500 West Jefferson Street

Louisville, KY 40202

Ladies and Gentlemen:

S.Y. Bancorp, Inc., a Kentucky corporation (the “Company”), and its financing subsidiary, S.Y. Bancorp Capital Trust II, a Delaware statutory trust (the “Trust,” and hereinafter together with the Company, the “Offerors”), propose that the Trust issue and sell to J.J.B Hilliard, W. L. Lyons, LLC (“Hilliard” or the “Underwriter”), pursuant to the terms of this Agreement, 2,700,000 of the Trust’s       % Cumulative Trust Preferred Securities, with a liquidation amount of $10.00 per preferred security (the “Preferred Securities”), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 2,700,000 Preferred Securities to be sold to the Underwriter are herein called the “Firm Preferred Securities.” Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriter, at its option, up to an additional 300,000 Preferred Securities (the “Option Preferred Securities”) upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the “Designated Preferred Securities.”

The Offerors hereby confirm as follows their agreement with the Underwriter in connection with the proposed purchase of the Designated Preferred Securities.

 1.                                    Sale, Purchase and Delivery of Designated Preferred Securities; Description of Designated Preferred Securities.

(a)                                  On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to the Underwriter and the Underwriter agrees to purchase from the Trust, at a purchase price of $10.00 per share (the “Purchase Price”), the 2,700,000 Firm Preferred Securities. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to the Underwriter a commission of $           per Firm Preferred Security purchased (the “Firm Preferred Securities Commission”).

In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriter, an option to purchase all or any portion of the 300,000 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriter, all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities.  Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriter a commission of $           per Option Preferred Security for each Option Preferred Security purchased (the “Option Preferred Securities Commission”). The option hereby granted (the “Option”) shall expire thirty (30) days after the Effective Date (as defined herein) and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Company and the Trust setting forth the number of Option Preferred Securities as to which the Underwriter is exercising the Option and the time, date and place for payment and delivery of certificates for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the “Option Closing Date”) shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event before the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of certificates for the Firm Preferred Securities shall be made at the offices of Frost Brown Todd LLC, 400 West Market Street, 32nd floor, Louisville, Kentucky 40202, or such other place as shall be agreed to by you and the Offerors, at 10:00 a.m., Louisville time, on the third (or, if permitted by Rule 15c6-1(c) of the 1934 Act, not later than 12:00 p.m. on the fourth) full business day following the date of this Agreement (the “Closing Date”), or unless postponed in accordance with the provisions of Section 9. If the Underwriter exercises the Option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and Option Preferred Securities Commission and delivery of certificates for such Option Preferred Securities shall be made on the Option Closing Date at the offices of counsel for the Underwriter, or at such other place as the Offerors and you shall determine. Such payments shall be made to an account designated by the Trust by wire transfer of same-day funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to you for the account of the Underwriter of certificates for the Designated Preferred Securities to be purchased by the Underwriter. Delivery of the Designated Preferred Securities may be made by credit through full FAST transfer to the accounts at The Depository Trust Company (“DTC”) designated by the Underwriter. The Designated Preferred Securities shall be represented in the form of one or more fully registered global notes in book-entry form registered in the name of the nominee of DTC.

Time shall be of the essence, and delivery of the certificates for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriter hereunder.

(b)                                 The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among Wilmington Trust Company, as Property Trustee and Delaware Trustee, the Administrative Trustees named therein, (collectively, the “Trustees”), and the Company, in substantially the form heretofore delivered to the Underwriter, said Agreement being hereinafter referred to as the “Trust Agreement.” In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its             % Subordinated Debentures due 2038 (the “Debentures”) pursuant to an Indenture, to be dated as of                 , 2008, between the Company and Wilmington Trust Company, as indenture trustee (the “Indenture”) and (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Guarantee Agreement, to be dated as of                                , 2008, between the Company and Wilmington Trust Company, as guarantee trustee (the “Guarantee”), to the extent described therein.

2.                                       Representations and Warranties. The Offerors jointly and severally represent and warrant to, and agree with the Underwriter, that, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(a)                               No False Statement or Omission of Material Fact.  The reports filed with the Securities and Exchange Commission (the “Commission”) by the Company under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “1934 Act Regulations”) at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)                               Compliance with Registration Requirements.  The Offerors meet the requirements of use of Form S-3 and have prepared and filed with the Commission a registration statement on Form S-3 (File Numbers 333-               and 333-              -01) for the registration of the Designated Preferred Securities, the Guarantee and $30,000,000 aggregate principal amount of Debentures under the Securities Act of 1933, as amended (the “1933 Act”), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the “1933 Act Regulations”) and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations thereunder. Copies of such registration statement, including any amendments thereto and any documents incorporated by reference therein, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Underwriter. After the execution of this Agreement, the Offerors will file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations (“Rule 430A”) or permitted by Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”) and as have been provided to and not objected to by the Underwriter before (or as are agreed to by the Underwriter subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Underwriter before (or is agreed to by the Underwriter subsequent to) the execution of this Agreement. As used in this Agreement, the term “Registration Statement” means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial schedules and exhibits thereto, (2) all documents (or portions thereof) incorporated by reference therein filed under the 1934 Act, and (3) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term “Preliminary Prospectus” means each prospectus subject to completion filed with such registration statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein under the 1934 Act (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act,);  the term “Issuer Free Writing Prospectus” shall mean a free writing prospectus as set forth in Rule 433 of the 1933 Act; and the term “Prospectus” means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the 1934 Act. The date on which the Registration Statement becomes effective is hereinafter referred to as the “Effective Date.”

(c)                                Exchange Act Compliance.  The documents incorporated by reference in any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date that each Preliminary Prospectus or any Issuer Free Writing Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriter in connection with the offering and sale of the Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to any of the documents incorporated by reference in any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus which has not then been set forth in such an amendment or supplement.

(d)                               Prospectuses in Compliance.  No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) or any Issuer Free Writing Prospectus has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus and each Issuer Free Writing Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by the Underwriter expressly for inclusion in the Prospectus beneath the heading “Underwriting” and the last paragraph on the cover page of the Prospectus (such information referred to herein as the “Underwriter’s Information”). As of the date that each Preliminary Prospectus or any Issuer Free Writing Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriter in connection with the offering and sale of the Preferred Securities), as the case may be, no event has or will have occurred which should have been set forth in an amendment or supplement to the Preliminary Prospectus or Prospectus which has not then been set forth in any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or such an amendment or supplement. Each Preliminary Prospectus, each Issuer Free Writing Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system, except to the extent permitted by Regulation S-T.

(e)                                Registration Statement Effective.  The Registration Statement has been declared effective under the 1933 Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company’s knowledge, threatened by the Commission. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to

Underwriter’s Information. As of the date that the Registration Statement was filed with the Commission, no event has or will have occurred which should have been set forth in an amendment or supplement to the Registration Statement which has not then been set forth in the Registration Statement or such an amendment or supplement. The Registration Statement will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to its EDGAR system, except to the extent permitted by Regulation S-T.

(f)                                   Incorporation and Good Standing of the Company and its Subsidiaries.

(i)                                     The Company is duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”).

(ii)                                  The Trust has been duly created and is validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities (the “Common Securities”) to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement, the Trust Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is, and at the Closing Date or any Option Closing Date will be, classified as a grantor trust for United States federal income tax purposes; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

(g)                               Subsidiaries.  The Company has two (2) direct or indirect subsidiaries. They are listed on Exhibit A attached hereto and incorporated herein (the “Subsidiaries”). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity that conducts material ongoing operations other than the Subsidiaries. Each Subsidiary is a state bank, trust company, limited liability company or corporation duly organized or incorporated (as applicable), validly existing and in active status or good standing, as applicable, with all applicable Regulators (as defined below) and under the laws of its respective jurisdiction of organization or incorporation. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) and as currently being conducted. The deposit accounts of Stock Yards Bank & Trust Company (the “Bank”) are insured by the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation (the “FDIC”) up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

(h)                               Foreign Corporation Status of the Company and its Subsidiaries.  The Company and each of the Subsidiaries is duly qualified or authorized to transact business as a foreign corporation or limited liability company, as applicable, and is in active status or good standing, as applicable, in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification or authorization and in which the failure to be so qualified or authorized would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock or member interests, as applicable, of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or under applicable state banking law, and (C) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), are directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

(i)                                  Capital Stock and Equity Security Matters.  The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors or the Subsidiaries, and there are no outstanding securities convertible into or exchangeable for any securities of the Offerors or the Subsidiaries and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company’s corporate charter or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound. As of the date set forth therein, the Company has an authorized and outstanding capitalization as set forth in the Registration

Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus).

(j)                                   Powers of the Trust and the Ancillary Documents.

 (i)                                  The Trust has all requisite power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform to the description thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately before delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

(ii)                                  The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws, will be in the form contemplated by, and entitled to the benefits of, the Indenture, will conform to the description thereof contained in the Prospectus and will be owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon transfer, preemptive rights, claim, equity or other defect.

(iii)                               The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform to the description thereof contained in the Prospectus.

(iv)                              The Agreement as to Expenses and Liabilities between the Company and the Trust (the “Expense Agreement”) has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and will conform to the description thereof contained in the Prospectus.

(k)                               Compliance with State and Local Law.  The Offerors and the Subsidiaries have complied with all foreign, federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in or contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) and as currently being conducted, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

(l)                                  All Necessary Permits.  The Offerors and the Subsidiaries have all permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities (“Permits”) as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), except where the failure to have such Permits would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. All material Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any material Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus). No material Permit contains any restriction that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any material Permit.

(m)                             Non-Contravention of Existing Instruments.  Neither of the Offerors nor any of the Subsidiaries is in breach or violation of its corporate charter, by-laws, operating agreement or other governing documents (including without limitation, the Trust Agreement) in any material respect. Neither of the Offerors nor any of the Subsidiaries is, and to the knowledge of the Offerors, no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, material Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, violation or default could have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the

Offerors and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Bank), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

(n)                               No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws or operating agreement of the Company or the Subsidiaries, the Trust Agreement, the Guarantee, the Indenture, any indenture, mortgage, deed of trust, loan or credit agreement or note, or any material contract, lease, franchise, license, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, the Trust Indenture Act and from the Nasdaq Global Select Market relating to the listing of the Designated Preferred Securities, and such as may be required under state securities laws or Interpretations or Rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter.

(o)                               Authorization of Agreements.  The Offerors have all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the

Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act.

(p)                               Title to Properties.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases.

(q)                               Independent Accountants.  KPMG LLP, who have certified the consolidated financial statements of the Company and its Subsidiaries, including the notes thereto, included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and its subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

(r)                                 Preparation of the Financial Statements.  The consolidated financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with the generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Prospectus (or any Preliminary Prospectus) present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement; and the pro forma financial information of the Company and the Subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus (or any Preliminary Prospectus) present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(s)                                 No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), except as otherwise stated therein:

(i)                                     neither of the Offerors nor any of the Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

(ii)                                  there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

(iii)                               neither of the Offerors nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which are material to the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

(iv)                              neither of the Offerors has declared, made or paid any dividend or distribution of any kind on any class of capital stock, and neither of the Offerors nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings;

(v)                                 there has not been any change in the capital stock, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries; and

(vi)                              there has not occurred any other event and there has arisen no set of circumstances required to be disclosed pursuant to the 1933 Act or the 1933 Act Regulations which has not been so set forth in the Registration Statement or such Prospectus as fairly and accurately summarized therein.

(t)                                  No Material Actions or Proceedings.  Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

(u)                               Necessary Documents Filed.  There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits to or incorporated by reference into the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) that are not so summarized.

(v)                                No Price Stabilization or Manipulation; Compliance with Regulation M.  Neither of the Offerors has taken, directly or indirectly, any action causing or resulting in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of any security of the Offerors in connection with the sale or resale of the Designated Preferred Securities in violation of the Commission’s rules and regulations, including, but not limited to, Regulation M, nor is either Offeror aware of any such action having been taken or to be taken by any affiliate of the Offerors.

(w)                             Intellectual Property Rights.  The Offerors and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), and neither of the Offerors nor the Subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict.

(x)                                No Labor Disputes.  Except as adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

(y)           Tax Law Compliance.  The Offerors and the Subsidiaries have timely and properly prepared and filed, or have timely and properly filed extensions for, all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

(z)           Validity of Material Contracts.  Each of the contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

(aa)        Relationships Among Offerors.   No relationship, direct or indirect, exists between or among the Offerors or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Offerors or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus) which is not adequately described therein.

(bb)        No Applicable Registration or Other Similar Rights.  No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus).

(cc)         Stock Exchange Listing.  The Designated Preferred Securities have been approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance.

(dd)        No Restrictions on Securities of Subsidiaries.  Except as described in the Prospectus (or, if the Prospectus is not in existence, any Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of any of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

(ee)         The Company and Subsidiaries Not “Investment Companies.”  Neither of the Offerors nor any Subsidiary is, nor will any of the Offerors nor any Subsidiary after receipt of payment for the Designated Preferred Securities, or after the application of the proceeds therefrom as described under “Use of Proceeds” be, an “investment company,” a company “controlled” by an “investment company” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) or the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(ff)           Distribution of Offering Material by the Company.  The Offerors have not distributed and will not distribute before the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriter.

(gg)        Compliance with Banking Laws.  The activities of the Company and the Subsidiaries are permitted under applicable federal and state banking laws and regulations. The Company has all necessary approvals, including the approval of the Kentucky Department of Financial Institutions (the “KDFI”) and the Board of Governors of the Federal Reserve System (“FRB”), as applicable, to own the capital stock of the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party or subject to any agreement or memorandum with, or directive or other order issued by, the FRB, the KDFI, the FDIC or other regulatory authority having jurisdiction over it (each, a “Regulator,” and collectively, the “Regulators”), which imposes any restrictions or requirements not generally applicable to entities of the same type as the Company and the Subsidiaries. Neither the Company nor any Subsidiary is subject to any directive from any Regulator to make any material change in the method of conducting their respective businesses, and no such directive is pending or threatened by such Regulators.

(hh)        No Material Breach of Trust.  The Bank has properly administered all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries taken as a whole. Neither the Bank nor any of its directors, officers or employees, has committed any material breach of trust with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account in all material respects.

(ii)          Compliance with Form S-3.  The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(jj)           Compliance with Florida Statutes.  The Offerors and the Subsidiaries are in material compliance with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

(kk)        Company and Subsidiaries’ Accounting Systems.  Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books, records and accounts and systems of internal accounting controls of the Company and each of the Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the 1934 Act.

(ll)          Brokers.  Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(mm)       Statements to Federal Regulators.  No report or application filed by the Company or any of its Subsidiaries with the FRB, the KDFI, the FDIC or any other state or federal regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the FRB, the KDFI, the FDIC or any other state or federal regulatory authority, as the case may be.

(nn)        Debentures Constitute Tier 1 Capital.  Based upon current guidelines of the FRB, proceeds from the sale of the Debentures will constitute “Tier 1” capital (as defined in 12 C.F.R. Part 225), subject to applicable regulatory restrictions on the amount thereof that can be included in Tier 1 capital.

(oo)        No Unlawful Use of Funds.  None of the Offerors, the Subsidiaries or any other person associated with or acting on behalf of the Offerors or any of the Subsidiaries, including, without limitation, any director, officer, agent, or employee of any of the Subsidiaries or the Company has, directly or indirectly, while acting on behalf of such Offeror or Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful contribution to any candidate for foreign or domestic office, or to any foreign or domestic government officials or employees or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or to foreign or domestic political parties or campaigns from corporate funds, or failed to disclose fully any contribution in violation of law; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other payment of funds of either or both of the Offerors or a

Subsidiary or retained any funds which constitute a violation of any law, rule or regulation or which was or is required to be disclosed in the Registration Statement or the Prospectus pursuant to the requirements of the 1933 Act or the 1933 Act Regulations.

(pp)        ERISA Compliance.  The employee benefit plans, including employee welfare benefit plans, of the Company and each of the Subsidiaries (the “Employee Plans”) have been operated in material compliance with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Internal Revenue Code of 1986, as amended (the “Code”), all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, in the aggregate, have a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors or the Subsidiaries on a consolidated basis).

(qq)        Offerors Not Required to Become Broker-Dealers.  Neither of the Offerors nor any of the Subsidiaries is required to register, become licensed or qualify as a broker-dealer with the Commission under the 1934 Act or under the laws requiring any such registration, licensing or qualification in any state in which it or its subsidiaries conduct business. None of the Offerors nor any of the Subsidiaries has been convicted of any crime or is engaged in any conduct that would be a basis for denial, suspension or revocation of registration of a broker-dealer under Section 15 of the 1934 Act, and to the best knowledge of the Company, there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial suspension or revocation.

 (rr)        Insurance.  Each of the Offerors and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses.  The Offerors have no reason to believe that they or any Subsidiary will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors or the Subsidiaries on a consolidated basis.  Neither of the Offerors nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(ss)         Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Offerors have established and maintain disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Offerors, including the Subsidiaries, is made known to the Offerors’ principal executive officers and their principal financial officers by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Offerors for effectiveness as of September 30, 2008 and (iii) are effective in all material respects to perform the functions for which they were established.  The Offerors are not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Offerors’ ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Offerors’ internal control over financial reporting.  The Offerors are not aware of any change in its internal control over financial reporting that has occurred during their most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Offerors’ internal control over financial reporting.

(tt)          Compliance with Environmental Laws.  Except as described in a Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, and except as would not, singly or in the aggregate, result in a material adverse effect upon the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors or the Subsidiaries on a consolidated basis, (i) neither the Offerors nor the Subsidiaries are in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Offerors and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Offerors or any of the Subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Offerors or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(uu)        Statistical and Market-Related Data.  The statistical, demographic and market-related data included in a Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus are based on or derived from sources that the Offerors believe to be reliable and accurate or represent the Offerors’ good faith estimates that are made on the basis of data derived from such sources.

(vv)         FINRA Matters.  All of the information provided to the Underwriter or to counsel for the Underwriter by the Offerors, their officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Offerors in connection with letters, filings or other supplemental information provided to FINRA pursuant to NASD Conduct Rules 2710, 2720 or 2810 (or any successor rule) is true, complete and correct.

(ww)       No Outstanding Loans or Other Extensions of Credit.  Since the adoption of Section 13(k) of the Exchange Act, neither the Offerors nor the Subsidiaries have extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Offerors and/or such Subsidiary except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(xx)         Dividend Restrictions. No Subsidiary of the Offerors is prohibited or restricted, directly or indirectly, from paying dividends to the Offerors, or from making any other distribution with respect to such Subsidiary’s equity securities or from repaying to the Offerors or any other Subsidiary of the Offerors any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Offerors or from transferring any property or assets to the Offerors or to any other Subsidiary.

(yy)         Money Laundering Laws. The operations of the Offerors and the Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Offerors or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Offerors, threatened.

Any certificate signed by any officer of the Offerors or any of the Subsidiaries and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Offerors to the Underwriter as to the matters covered thereby.

The Offerors acknowledge that the Underwriter and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Offerors and counsel to the Underwriter, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

3.             Offering by the Underwriter. After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriter proposes to offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriter may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change. Because FINRA may view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD Conduct Rules (or any corresponding FINRA rule).

The Underwriter may reserve and sell such of the Designated Preferred Securities as the Underwriter may elect to dealers chosen by it (the “Selected Dealers”) at the public offering price set forth in the Prospectus less the applicable Selected Dealers’ concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The

Underwriter may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

4.                                     Certain Covenants of the Offerors. The Offerors jointly and severally covenant with the Underwriter as follows:

(a)          Effectiveness of Registration Statement.  The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b), the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Underwriter of such timely filing.

(b)          Notification by Offerors.  The Offerors shall notify you immediately, and, if requested by you, shall promptly confirm such notice in writing:

(i)            when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

(ii)           of the receipt of any comments or requests from the Commission relating to the Registration Statement or the Prospectus;

(iii)          of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

(iv)          of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

(c)           Delivery of Registration Statement.  The Offerors shall furnish to the Underwriter, from time to time without charge, as soon as available, as many copies as the Underwriter may reasonably request of (i) the Registration Statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each

Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

(d)          Issuer Free Writing Prospectuses.  The Offerors shall furnish to the Underwriter for review, a reasonable amount of time before the proposed time of filing or use thereof, a copy of any free writing prospectus as defined by Rule 405 of the 1933 Act, or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Offerors and the Offerors shall not file, use or refer to any free writing prospectus or any amendment or supplement thereto without the Underwriter’s consent.  The Offerors shall furnish to the Underwriter, without charge, as many copies of any Issuer Free Writing Prospectus prepared by or on behalf of, or used by the Offerors, as the Underwriter may reasonably request.  If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Designated Preferred Securities there occurred or occurs an event or development as a result of which any Issuer Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Offerors conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Offerors shall promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict or so that the statements in such Issuer Free Writing Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that before amending or supplementing any such Issuer Free Writing Prospectus, the Offerors shall furnish to the Underwriter for review, a reasonable amount of time before the proposed time of filing or use thereof, a copy of such proposed amended or supplemented Issuer Free Writing Prospectus and the Offerors shall not file, use or refer to any such amended or supplemented Issuer Free Writing Prospectus without the Underwriter’s consent.

(e)           1933 Act and 1934 Act Compliance.  During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply to the best of their ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus, to any Issuer Free Writing Prospectus or to the Prospectus unless you shall previously have been advised in writing and provided a copy a reasonable time before the proposed filings thereof and to which you or counsel for the Underwriter shall not have objected. If it is necessary, in the Company’s reasonable opinion or in the reasonable opinion of the Company’s counsel to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriter or counsel for the Underwriter does not reasonably object) and furnishing to you such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance satisfactory to you and counsel for the Underwriter). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (e), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to you and counsel for the Underwriter) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            Use of Proceeds.  The Offerors shall use the proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption “Use of Proceeds.”

(g)          Reports and Communications.  For five years from the Effective Date, the Offerors shall furnish to the Underwriter copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or the Nasdaq Global Select Market, any other national securities exchange, or other self-regulatory organization, and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Underwriter may reasonably request, other than such documents, reports and information for which the Offerors have the legal obligation not to reveal to the Underwriter.

(h)          No Sale of Securities Other Than Through This Agreement.  Until the earlier of the Option Closing Date or the expiration of the Option, the Offerors shall not, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Designated Preferred Securities or the Debentures, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, without the prior written consent of the Underwriter.

(i)           Listing on National Exchange.  The Offerors shall use their best efforts to cause the Designated Preferred Securities to be listed on the Nasdaq Global Select Market and to remain so listed, quoted or included for at least five (5) years from the Effective Date or for such shorter period as may be specified in a written consent of the Underwriter, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are then listed and are exchanged for Debentures, the Company will use its best efforts to have the Debentures promptly listed on the Nasdaq Global Select Market and to have the Debentures promptly registered under the Exchange Act.

(j)            No Material Changes.  Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Option to purchase the Option Preferred Securities shall expire or (ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriter shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

(k)          Purchase or Redemption by Offeror.  Except as contemplated by the Prospectus and pursuant to a publicly announced stock repurchase program to purchase shares of Company common stock, the Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Underwriter, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) any of the Offerors’ securities.

(l)           No Stabilization or Manipulation; Compliance with Regulation M.  The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors in connection with the sale or resale of the Designated Preferred Securities in violation of the Commission’s rules and regulations, including, but not limited to, Regulation M, and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

(m)          Press Releases.  Before the Closing Date (and, if applicable, the Option Closing Date), the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Designated Preferred Securities (the “Offering”) without your prior consent.

(n)          Business in Cuba.  The Offerors shall inform the Florida Office of Financial Regulation at any time before the consummation of the distribution of the Designated Preferred Securities by the Underwriter if either of the Offerors or any of the Subsidiaries commences engaging in business with the government of Cuba or with a person or affiliate located in Cuba, with such information to be provided within ninety (90) days after the commencement thereof or after a change occurs with respect to previously reported information.

(o)          Clearance of Securities Through DTC.  The Offerors shall use their best efforts to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

(p)          Offerors to Supply Earnings Statement.  The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than sixteen (16) months after the Effective Date, a consolidated earnings statement of the Offerors in reasonable detail, covering a period of at least twelve (12) consecutive months beginning after the Effective Date, conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

(q)          Offerors to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  If so requested by the Underwriter, the Offerors shall cause to be prepared and delivered, at their own expense, within one business day from the effective date of this Agreement, to the Underwriter an “electronic Prospectus” to be used by the Underwriter in connection with the offering and sale of the Designated Preferred Securities.  As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format that may be transmitted electronically by the Underwriter to offerees and purchasers of the Designated Preferred Securities; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).  The Offerors hereby confirm that they have included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Offerors shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

5.                                     Payment of Expenses. Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriter is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

(a)           the preparation, printing, filing, delivery and shipping of the initial registration statement, any Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements), the certificates for the Designated Preferred Securities and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

(b)           all fees, expenses and disbursements of the Offerors’ counsel and accountants;

(c)           all fees and disbursements of counsel for the Underwriter in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

(d)           all filing fees and expenses incurred in connection with filings made with the FINRA;

(e)           any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the Nasdaq Global Select Market;

(f)            the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

(g)           the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

(h)           all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Preferred Securities to the Underwriter;

(i)            all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture and the Guarantee; and

(j)            all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to the termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

If the sale of Designated Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriter other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriter.

6.                                     Conditions of the Underwriter’s Obligations. The obligations of the Underwriter to purchase and pay for the Firm Preferred Securities and, following exercise of the Option, the Option Preferred Securities, are subject to the accuracy of the representations and warranties and to compliance with the agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

(a)                             Effectiveness of Registration Statement.  If the Registration Statement or any amendment thereto filed before the Closing Date has not been declared effective before the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., Louisville time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Underwriter, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriter.

(b)                             No Material Statements or Omissions.  Neither the Registration Statement or any post-effective amendment thereto, nor the Prospectus or any amendment or supplement thereto, shall contain an untrue statement of fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading.

(c)                              Legal Opinion of Offerors’ Counsel.  Stites & Harbison, PLLC (“S&H”), counsel for the Offerors, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

(i)            The Company has been duly incorporated and is validly existing and in good standing under the laws of the Commonwealth of Kentucky, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is validly existing and in active status or good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Each of the Company and the Subsidiaries has full power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus;

(ii)           The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. The capital stock of the Company authorized as of September 30, 2008 is as set forth under the caption “Capitalization” in the Prospectus, and the shares issued and outstanding as indicated in this opinion have been duly authorized and validly issued and are fully paid and nonassessable, except to the extent that such shares may be deemed assessable under 12 U.S.C. Section 1831o. To the best of such counsel’s knowledge, and except as described in the Registration Statement or the Prospectus (or if the Prospectus is not yet in existence, any Preliminary Prospectus), there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust;

(iii)          The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors.

(iv)          The Designated Preferred Securities have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement will be duly and validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus. The Designated Preferred Securities have been approved for listing on the Nasdaq Global Select Market, subject to official notice of issuance.

 (v)          There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of any shares of capital stock or equity securities of the Offerors pursuant to the corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Offerors or any of the Subsidiaries, or, to the best of such counsel’s knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

(vi)          The Offerors have all requisite corporate and trust power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable against the Offerors in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors’ rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach;

(vii)         Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

(viii)        The Debentures have been duly authorized, executed, authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

(ix)           The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

(x)            To the best of such counsel’s knowledge, neither of the Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws, operating agreement or governing document (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or to the best of such counsel’s knowledge, any indenture, mortgage, deed of trust, loan or credit agreement, note, material contract, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, material Permit, or rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Kentucky law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter;

(xi)           To the best of such counsel’s knowledge, holders of securities of the Offerors either do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel’s knowledge, neither the Offerors nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors;

(xii)          Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel’s knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened in writing to which any of the Offerors or the Subsidiaries is or could reasonably be expected to become a party, and (ii) no action, suit or proceeding is pending or threatened in writing against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed;

(xiii)         No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, and the Trust Indenture Act, and except such as may be required under state securities laws or Interpretations or Rules of FINRA in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter, as to which such counsel need express no opinion;

(xiv)        The Registration Statement and the Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference (other than the financial statements or other financial data included therein or omitted therefrom and Underwriter’s Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness;

(xv)         To the best of such counsel’s knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed;

(xvi)        The statements under the captions “Description of the Trust,” “Description of the Preferred Securities,” “Description of the Debentures,” “Book-Entry Issuance,” “Description of the Guarantee,” “Relationship Among the Preferred Securities, the Debentures and the Guarantee,” “Federal Income Tax Consequences,” and “ERISA Considerations” in, and “Supervision and Regulation,” and “Item 3. Legal Proceedings” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, incorporated by reference into, the Prospectus, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data as to which said counsel shall not be required to express any opinion or belief;

(xvii)       Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission; and

(xviii)      Except as described in the Prospectus, to the best of such counsel’s knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions required to be described therein on the ability of any of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all indentures, mortgages, deeds of trust, loan or credit agreements, notes, material contracts, leases, franchises, licenses or other agreements or instruments, and all material Permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (x), (xi), (xv) and (xviii) hereof and certificates of public officials. In giving such opinion, such counsel may rely as to matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A. described herein.

Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and the documents incorporated therein by reference (without taking further action to verify independently the statements made in the Registration Statement and the Prospectus, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above) and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data and exhibits included therein or omitted therefrom or Underwriter’s Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) that the Prospectus or any amendment or supplement thereto or the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data and exhibits included therein or omitted therefrom or Underwriter’s Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term “Prospectus” refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading, or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

(d)          Legal Opinion of Delaware Counsel.  Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

(i)            The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Statutory Trust Act.

(ii)           The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees in accordance with its terms.

(iii)          Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under this Agreement, (ii) to issue and perform its obligations under the Trust Securities, and (iii) to conduct its business as described in the Prospectus.

(iv)          Under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations under the Underwriting Agreement, have been duly authorized by all necessary trust action on the part of the Trust.

(v)           The Preferred Securities have been duly authorized by the Trust Agreement and are validly issued and, subject to the qualification expressed in paragraph (vi) below, fully paid and nonassessable beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The form Preferred Securities Certificate has been duly authorized by the Trust and complies with all applicable requirements of the Delaware Statutory Trust Act.

(vi)          Holders of Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

(vii)         Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive rights.

(viii)        The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation by the Trust of the transactions contemplated by this Agreement, do not violate (a) any provisions of the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

(xi)           Neither the execution, delivery and performance by the Trust of the Underwriting Agreement, nor the offering, issuance, sale or delivery of the Preferred Securities, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State.

 Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

(e)           Legal Opinion of Underwriter’s Counsel.  Frost Brown Todd LLC (“FBT”), counsel for the Underwriter, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may reasonably request to enable them to pass on such matters. In giving such opinion, FBT may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than the laws of the United States and the State of Kentucky, upon the opinions of S&H and Richards, Layton & Finger, P.A. described herein.

(f)            Accountant’s Statements.  On the date of this Agreement, the Underwriter shall have received from KPMG LLP a letter, dated the date of this Agreement in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus.  On the Closing Date or Option Closing Date, as the case may be, the Underwriter shall have received from KPMG LLP a letter, dated the Closing Date or Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the original comfort letter, except that the specified date referred to shall be a date not more than three business days before the Closing Date or such Option Closing Date, as the case may be.

(g)           [Reserved].

(h)          Officers’ Certificates.  At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the Chairman and Chief Executive Officer or the President and the Treasurer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2(a) hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that each of the Offerors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or before such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary, in the light of the circumstances under which they were made, to make the statements therein, not misleading; and (v) covering such other matters as you may reasonably request. The officers’ certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

(i)           Trust Representative’s Certificate.  At the Closing Date and, if applicable, the Option Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or before the Closing Date and since the most recent date as of which information is given in the Prospectus, except as described in the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

(j)            Ancillary Agreements.  On the Closing Date, you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

(k)          No Objection by FINRA.  FINRA, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriter’s participation in such offering.

(l)           Other Documents.  Before the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and counsel for the Underwriter all such other documents, certificates and opinions as they have reasonably requested.

All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriter’s obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriter to the Offerors.

7.                                     Indemnification.

(a)           The Offerors jointly and severally agree to indemnify and hold harmless the Underwriter, each of its directors, officers and agents, and each person, if any, who controls the Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys’ fees and expenses), joint or several, arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement as originally filed or the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430A), any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus, or in any amendment or supplement thereto; (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement (including any information deemed to be a part thereof pursuant to Rule 430A), any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein not misleading; or (iii) the enforcement of this indemnification provision or the contribution provisions of Section 8; and shall reimburse each such indemnified party for any legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter’s Information; provided, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that the Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to you in sufficient time to distribute same with or before the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

(b)           The Underwriter agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to the Underwriter, but only with respect to the Underwriter’s Information. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to any such indemnified party.

(c)           If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties and controlling persons, which firm shall be designated in writing by the indemnified party(ies). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.

 (d)          The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request before the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

(e)           The indemnity agreement contained in this Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter) or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror), (ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of the Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling the Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

(f)            The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

8.                                     Contribution.

(a)           If the indemnification provided for in Section 7 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, from the offering of the Designated Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Offerors and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Designated Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Designated Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the Subsidiaries, and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Designated Preferred Securities as set forth on such cover.  The relative fault of the Offerors and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or the Subsidiaries, on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)           The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 7 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7 for purposes of indemnification.

(c)           The Offerors, the Subsidiaries and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

(d)           Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the 1933 Act or the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Offerors, each officer of the Offerors who signed the Registration Statement, and each person, if any, who controls the Offerors with the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Offerors.

9.                                     Termination. You shall have the right to terminate this Agreement at any time by written notice at or before the Closing Date or, with respect to the Underwriter’s obligation to purchase the Option Preferred Securities, at any time at or before the Option Closing Date, without liability on the part of the Underwriter to the Offerors, if:

(a)           Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

(b)           The Offerors or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which in the judgment of the Underwriter materially impairs the investment quality of the Designated Preferred Securities;

(c)           There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, affairs, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

(d)           There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

(e)           Trading generally on the New York Stock Exchange or the Nasdaq Global Select Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

(f)            A banking moratorium shall have been declared by either federal or Kentucky authorities; or

 (g)          Any action shall have been taken by any government in respect of its monetary affairs which, your reasonable judgment, has a material adverse effect on the United States securities markets.

If this Agreement shall be terminated pursuant to this Section 9, the Offerors shall not then be under any liability to the Underwriter except as provided in Sections 5, 7 and 8 hereof.

10.                               Substitution of Underwriter. [Intentionally Omitted]

11.                               Effective Date of Agreement. If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriter when the Registration Statement becomes effective.

If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. Louisville time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriter shall release the Designated Preferred Securities for initial public offering. The Underwriter shall notify the Offerors immediately after they have taken any action which causes this Agreement to become effective.

Until such time as this Agreement shall have become effective, it may be terminated by the Offerors by notifying you, or by you by notifying either Offeror, except that the provisions of Sections 5, 7 and 8 shall at all times be effective.

12.                               Representations, Warranties, Indemnities and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriter contained in Sections 7 and8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriter or controlling persons of the Underwriter, and the obligations of the Company pursuant to Section 5 shall survive delivery of and payment for the Designated Preferred Securities and shall survive any termination or cancellation of this Agreement.

13.                               Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to 1040 East Main Street, Louisville, Kentucky 40206, Attention: Chief Financial Officer (with a copy to Stites & Harbison, PLLC, 400 West Market Street, Suite 1800, Louisville, Kentucky 40202-3352, Attention: C. Craig Bradley, Jr., Esq.; and notices to the Underwriter shall be sent to J.J.B. Hilliard, W.L. Lyons, LLC, 500 West Jefferson Street, Louisville, Kentucky 40202, Attention: George Councill, (with a copy to Frost Brown Todd LLC, 400 West Market Street, 32nd Floor, Louisville, Kentucky 40202, Attention: James A. Giesel, Esq.).

14.                               Parties. The Agreement herein set forth is made solely for the benefit of the Underwriter and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriter, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser, in his status as such purchaser, from the Underwriter of the Designated Preferred Securities.

15.           Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Kentucky, without giving effect to the choice of law or conflicts of law principles thereof.

16.           General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Offerors, their affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, any Preliminary Prospectus, and the Prospectus (and any amendments and supplements thereto), as required by the 1933 Act and the 1934 Act.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.

Very truly yours,

S.Y. BANCORP, INC.

By:
Name:
Title:

S.Y. BANCORP CAPITAL TRUST II

By:
Name:
Title: Administrative Trustee

CONFIRMED AND ACCEPTED,
as of , 2008

J.J.B. HILLIARD, W.L. LYONS, LLC

By:
Name:
Title:

EXHIBIT A

LIST OF SIGNIFICANT DIRECT AND INDIRECT SUBSIDIARIES

Stock Yards Bank & Trust Company

*Bourbon Properties, LLC

*Indicates direct or indirect wholly-owned subsidiary of Stock Yards Bank & Trust Company